SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 10, 2008 (December 20, 2007)
CHAMPION ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Michigan	1-9751	38-2743168

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
755 W. Big Beaver, Suite 1000
Troy, Michigan 48084
(Address of principal executive offices)
Registrant’s telephone number, including area code: (248) 614-8200
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends Item 9.01 of the Current Report on Form 8-K filed by Champion Enterprises, Inc. (the “Company”) on December 20, 2007, regarding the acquisition by the Company of the assets and business of SRI Homes Inc., pursuant to an Asset Purchase Agreement, dated December 17, 2007. The acquisition was completed on December 21, 2007. This amendment provides the historical financial statements of the business acquired under Item 9.01 (a) and the proforma financial information under Item 9.01(b), which financial statements and information were not included in the Form 8-K dated December 20, 2007.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
(a)	Financial Statements of Businesses Acquired.

(i) Audited financial statements of SRI Homes Inc. as of and for the years ended February 28, 2007 and 2006 are filed as Exhibit 99.1 hereto.

(ii) Unaudited financial statements of SRI Homes Inc. for the ten months ended December 21, 2007 and December 31, 2006 are filed as Exhibit 99.2 hereto.

(b)	Proforma Financial Information.

(i) Unaudited proforma combined statement of income of Champion Enterprises, Inc. for the year ended December 29, 2007, giving proforma effect to the Company’s acquisition of SRI Homes on December 21, 2007 are filed as Exhibit 99.3 hereto.

Exhibit
Number

Exhibit 23	Consent of BDO Dunwoody LLP, dated March 10, 2008.

Exhibit 99.1	Audited financial statements of SRI Homes Inc. as of and for the years ended February 28, 2007 and 2006.

Exhibit 99.2	Unaudited financial statements of SRI Homes Inc. for the ten months ended December 21, 2007 and December 31, 2006.

Exhibit 99.3
Unaudited proforma combined statement of income of Champion Enterprises, Inc. for the year ended December 29, 2007, giving proforma effect to the Company’s acquisition of SRI Homes Inc. on December 21, 2007.

Exhibit 99.4
Asset Purchase Agreement, dated as of December 17, 2007, by and among 1367606 Alberta ULC, Champion Home Builders Co., SRI Homes Inc., NGI Investment Corporation, Robert Adria and Brian Holterhus, filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated December 20, 2007 and incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION ENTERPRISES, INC.
/s/ Richard Hevelhorst
Richard Hevelhorst,
Vice President and Controller

Date: March 10, 2008

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 23	Consent of BDO Dunwoody LLP, dated March 10, 2008.

Exhibit 99.1	Audited financial statements of SRI Homes Inc. as of and for the years ended February 28, 2007 and 2006.

Exhibit 99.2	Unaudited financial statements of SRI Homes Inc. for the ten months ended December 21, 2007 and December 31, 2006.

Exhibit 99.3
Unaudited proforma combined statement of income of Champion Enterprises, Inc. for the year ended December 29, 2007, giving proforma effect to the Company’s acquisition of SRI Homes Inc. on December 21, 2007.

Exhibit 99.4
Asset Purchase Agreement, dated as of December 17, 2007, by and among 1367606 Alberta ULC, Champion Home Builders Co., SRI Homes Inc., NGI Investment Corporation, Robert Adria and Brian Holterhus, filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated December 20, 2007 and incorporated herein by reference.